Vanguard(R)Massachusetts Tax-Exempt Fund
Semiannual Report * May 31, 2002

BOND

[Vanguard Ship Logo]

The Vanguard Group(R)

What You Can Control

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

Contents

Letter from the Chairman     1
Report from the Adviser      5
Fund Profile                 8
Glossary of Investment Terms 9
Performance Summary         10
Financial Statements        11

Summary
* Vanguard Massachusetts Tax-Exempt Fund earned a six-month total return that was ahead of that of its average peer.
* Prices of short- and intermediate-term municipal bonds rose slightly during the fiscal half-year as interest rates inched downward.
* Though bonds posted only modest returns for the six months, their results were far better than the -3.4% return of the broad stock market.

[Photo]
John J. Brennan

Letter from the Chairman

Dear Shareholder,
VANGUARD(R) MASSACHUSETTS TAX-EXEMPT FUND earned a total return of 2.4% during the first half of its 2002 fiscal year. As you can see in the table below, for the six months ended May 31, 2002, your fund's total return (capital change plus reinvested dividends) topped that of its average peer but fell just short of the result of a broad measure of the municipal bond market.

---------------------------------------------------
Total Returns                      Six Months Ended
                                       May 31, 2002
---------------------------------------------------
Vanguard Massachusetts Tax-Exempt Fund         2.4%
Average Massachusetts Municipal Debt Fund*     1.8
Lehman Municipal Bond Index                    2.6
---------------------------------------------------
*Derived from data provided by Lipper Inc.

     The components of the fund's total return are presented in the table that follows this letter.
     On May 31, the fund's yield stood at 4.56%, up from 4.45% at the end of November 2001. For Massachusetts residents, income earned by the fund is exempt from federal and state income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket, the taxable equivalent yield on May 31 was 7.84%.

THE ECONOMY'S EXPANSION RESTRAINED BOND RETURNS
An economic recovery took hold in the United States during early 2002, but it appears as though the growth will not result in higher short-term interest rates--at least for now. The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light of rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield of the 10-year U.S. Treasury note--a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.
     Bond prices declined as rates rose, but interest income offset the drop, providing investors with modestly positive total returns for the six months. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 2.3%.

IN THE MUNI MARKET, MOST YIELDS DIPPED
Among tax-exempt municipal bonds, yields of short- and intermediate-term securities inched lower while yields of long-term bonds rose slightly. Yields of top-grade, 2-year municipal securities fell 8 basis points to 2.27% and yields of 10-year notes dipped 4 basis points to 4.16%. The yield of the 30-year muni bond was 5.17% on May 31, up 11 basis points from its starting point on November 30, 2001.
     Municipal bonds generally outperformed U.S. Treasury securities during the six months. However, as a result of the rise in Treasury yields and the slight declines in short- and intermediate-term muni yields, municipal bonds were not as attractive relative to Treasuries at the end of the fiscal half-year as they were at the beginning. On May 31, the 10-year municipal bond, whose interest income is exempt from federal income taxes, offered a yield that was equal to about 82% of the yield of the fully taxable 10-year U.S. Treasury note--still a great value for most investors. (The ratio was even higher, about 88%, at the end of November 2001.)

--------------------------------------------------------------------------------
Market Barometer                                          Total Returns
                                             Periods Ended May 31, 2002
                                      ------------------------------------------
                                          Six          One         Five
                                       Months         Year       Years*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index              2.3%         8.1%         7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index      3.0          6.6          6.3
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                0.9          2.6          4.7
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)         -4.9%       -13.3%         6.4%
Russell 2000 Index (Small-caps)          6.5         -0.5          6.4
Wilshire 5000 Index (Entire market)     -3.4        -11.8          6.0
MSCI EAFE Index (International)          3.1         -9.6          0.3
================================================================================
CPI
Consumer Price Index                     1.4%         1.2%         2.3%
--------------------------------------------------------------------------------
*Annualized.


     See the Report from the Adviser on page 5 for more details on the municipal bond market.

STOCKS STAYED WEAK
During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.
     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.
     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index. Value stocks held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.

     Natural-resource and basic-processing industries have enjoyed an especially favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in U.S. real gross domestic product derived from additions to inventory, rather than final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line.

YOUR  FUND  OUTPACED  ITS  PEERS
As noted earlier, the Massachusetts Tax-Exempt Fund's total return of 2.4% for the fiscal half-year topped that of its average peer. The fund's return came entirely from interest paid on the bonds it owned.
     A six-month return, of course, often does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2002, the fund earned a total return of 5.9%, consisting of an income return of 4.9% and a price increase of 1.0%.

--------------------------------------------------------------------------------
YOUR FUND IS AIDED IN ITS QUEST TO ACHIEVE SUPERIOR PERFORMANCE BY SKILLED INVESTMENT MANAGEMENT AND LOW COSTS.
--------------------------------------------------------------------------------

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though it is a far-from-perfect measure--is the fund's yield, currently about 4.6% for the Massachusetts Tax-Exempt Fund.
     Your fund is aided in its quest to achieve superior performance by the skilled investment management of Vanguard's Fixed Income Group, which oversees all of our municipal bond funds, and by its significant cost advantage over competing funds. The fund has an annualized expense ratio (expenses as a percentage of average net assets) of 0.14%, or $1.40 per $1,000 invested. This is far below the 1.21% charged by the average Massachusetts municipal tax-exempt fund. Low costs are an especially powerful force in bond investing because the expenses incurred by a fund directly reduce the income paid by the fund. And because managers of funds with similar mandates choose from a similar pool of securities, differences in costs often translate into differences in total returns.

THE VALUE OF BONDS ENDURES
Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of stocks. We believe that bond funds and money market funds--particularly those that are exempt from federal and state taxes--are valuable in any kind of market. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.
     We thank you for your confidence in our approach and for entrusting your money to us.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
June 11, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: NOVEMBER 30, 2001-MAY 31, 2002

                                                             Distributions
                                                               Per Share
                                                         ---------------------
                            Starting           Ending      Income      Capital
                         Share Price      Share Price   Dividends        Gains
--------------------------------------------------------------------------------
Vanguard Massachusetts
 Tax-Exempt Fund               $9.97            $9.97      $0.234        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER
During the six months ended May 31, 2002, VANGUARD MASSACHUSETTS TAX-EXEMPT FUND provided a positive return that outpaced the results of its average peer. Overall, the increasing signs of economic recovery pushed U.S. Treasury bond prices lower during the fiscal half-year. However, yields of short- and intermediate-term municipal securities dipped as their prices rose.

THE U.S. ECONOMY  RECOVERED
The economic picture during the first half of the fund's 2002 fiscal year was considerably brighter than in the previous 12 months.
     The U.S. economy surged during the later stages of the semiannual period. In the first three months of 2002, real gross domestic product grew at an annual rate of 6.1%, well ahead of the 1.7% growth rate in fourth-quarter 2001 (not to mention the -1.3% contraction in the quarter before that). However, we note that U.S. consumers have essentially been carrying the rest of the economy on their backs. Spending continued at a terrific pace during the half-year as the wave of earlier home refinancings put extra cash into Americans' pockets.
     It's important to note that during the six months that ended on May 31, the nation and the financial markets were still dealing with the horrible events of September 11. The bond market, in particular, was affected by the intense interest in the safety offered by U.S. Treasury securities. Treasury prices soared immediately after the terrorist attacks but tailed off somewhat during the ensuing months as signs of economic growth emerged.
     As mentioned above, the most interesting aspect of the strong first-quarter economic growth was the remarkable spending stamina demonstrated by the American populace. Throughout the (relatively brief) recession, the U.S. consumer never blinked. People kept right on spending despite massive equity market losses, widespread layoffs, and a reportedly sharp drop in consumer confidence that was triggered by the terrorist attacks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT THE FUND, WHILE OPERATING WITHIN STATED MATURITY AND STRINGENT QUALITY TARGETS, CAN ACHIEVE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND MASSACHUSETTS INCOME TAXES BY INVESTING IN HIGH-QUALITY SECURITIES ISSUED BY MASSACHUSETTS STATE, COUNTY, AND MUNICIPAL GOVERNMENTS.
--------------------------------------------------------------------------------

     Overall, the economy appeared to be digging out of the recession, as the slowdown in inventory cutbacks added strongly to growth. However, we believe that the recovery may not be quite as rapid as some market participants expect. In fact, we see at least two factors arguing for a more modest rebound: the reduced level of business  investment and the probability that consumer spending cannot continue at such a torrid pace.
     Of course, the economic environment affected the level of interest rates during the half-year. The recession and the tragic events of September 11 prompted the Federal Reserve Board to reduce its target for short-term interest rates to 1.75%--a four-decade low. However, the Fed seems in no hurry to increase short-term interest rates, even in light of the seemingly positive economic news. With inflation well in check--companies have little pricing power, and commodity prices are low--the Fed can afford to keep rates low without fearing that economic growth will trigger higher prices anytime soon.

MUNICIPAL BONDS PERFORMED WELL
The impact of the recession on many municipalities has lingered, despite the recent economic improvement. To fill budget gaps caused by lower tax receipts, state and local governments have used a variety of tactics. They have:
* Securitized tobacco settlement payments (essentially trading the rights to future payments for cash now). Massachusetts has not yet taken this action.
*    Cut spending.
*    Curtailed planned income-tax reductions.
     As shown in the table below, yields of short- and intermediate-term municipal bonds dipped during the six months. However, Treasuries' yields generally rose, and this widening spread made munis somewhat less attractive to investors with taxable accounts than they were six months ago. Two-year municipal bonds, which provided about 83% of the yield of a comparable Treasury security at the end of the 2001 fiscal year, offered about 71% of the Treasury yield as of May 31. Longer-term municipal bonds also offered less relative to Treasuries than they had on November 30, 2001, but these munis still provided 93% of the 30-year bond's yield as of May 31.

--------------------------------------------------------------------------------
MUNICIPAL BOND YIELDS
                                                                         Change
Maturity                    May 31, 2002       Nov. 30, 2001      (basis points)
--------------------------------------------------------------------------------
2 years                            2.27%               2.35%                 -8
5 years                            3.31                3.40                  -9
10 years                           4.16                4.20                  -4
30 years                           5.17                5.06                 +11
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     Nationally, issuance of municipal bonds through the first five months of 2002 was about 14% higher than a year earlier. In Massachusetts, the supply of municipal debt that came to the market through May was ahead of last year's pace by about 17%.
     Though municipal bonds are not quite as attractive relative to Treasuries as they were six months ago, we believe that munis still represent good value. In fact, for investors in the top federal income tax bracket, the 4.16% yield of a 10-year municipal bond on May 31 was equivalent to a yield of about 6.78% for a taxable bond. (The yield of the 10-year Treasury on May 31 was 5.05%.) This "extra" after-tax income represents a significant advantage for muni investors.

OUR PLEDGE TO OUR SHAREHOLDERS
Our dedication to sound investment-management principles and low costs has helped us to build an impressive performance record, both in the past six months and over the lifetimes of our funds. We fully expect that our time-tested investment philosophy will continue to work to the benefit of each of our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Daniel S. Solender, Principal
Vanguard Fixed Income Group

June 17, 2002

Fund Profile                                                  As of May 31, 2002
  for Massachusetts Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 9.

-----------------------------------------------------
FINANCIAL ATTRIBUTES
                               Lehman
                                 Fund          Index*
-----------------------------------------------------
Number of Issues                  146          43,314
Yield                            4.6%            4.3%
Yield to Maturity                4.8%              --
Average Coupon                   5.2%            5.3%
Average Maturity           12.0 years      13.9 years
Average Quality                   AA+             AA+
Average Duration            7.8 years       7.8 years
Expense Ratio                 0.14%**              --
Cash Investments                 0.0%              --
-----------------------------------------------------

------------------------------
DISTRIBUTION BY CREDIT QUALITY
 (% of portfolio)

AAA                     65.4%
AA                      18.8
A                        4.6
BBB                     10.4
BB                       0.0
B                        0.8
------------------------------
Total 100.0%
------------------------------

---------------------------
INVESTMENT FOCUS

Credit Quality -- High
Average Maturity -- Long
---------------------------

-----------------------------------
VOLATILITY MEASURES
                    Lehman
                      Fund   Index*
-----------------------------------
R-Squared             0.97    1.00
Beta                  1.19    1.00
-----------------------------------

--------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year         4.9%
1--5 Years           6.6
5--10 Years         54.2
10--20 Years        15.4
20--30 Years        12.3
Over 30 Years        6.6
--------------------------
Total 100.0%
--------------------------


[Computer]
Visit our website
www.vanguard.com
for regularly updated
fund information.

*Lehman Municipal Bond Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
Average Duration. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
Average Maturity. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
Yield to Maturity. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                           As of May 31, 2002
  for Massachusetts Tax-Exempt Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) December 9, 1998-May 31, 2002

Massachusetts
 Tax-Exempt Fund Lehman*

Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return
--------------------------------------------------------------------------------
1999                 -7.5%          4.1%      -3.4%       -1.4%
2000                  3.8           5.4        9.2         8.2
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund Lehman*

Fiscal              Capital       Income         Total         Total
Year                 Return       Return        Return        Return
--------------------------------------------------------------------------------
2001                   3.9%         5.0%          8.9%          8.8%
2002**                 0.0          2.4           2.4           2.6
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
**Six months ended May 31, 2002.
Note: See Financial Highlights table on page 18 for dividend information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            Since Inception
                                               One   ---------------------------
                           Inception Date     Year     Capital   Income    Total
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund   12/9/1998    2.84%      -0.70%     4.86%   4.16%
--------------------------------------------------------------------------------

Financial Statements
  May 31, 2002 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
Massachusetts Tax-Exempt Fund                                  Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.7%)
--------------------------------------------------------------------------------------------------------------
Boston MA Convention Center Rev.                                5.00%       5/1/2025(2)  $ 5,135     $ 4,991
Boston MA Convention Center Rev.                                5.00%       5/1/2027(2)    5,970       5,784
Boston MA GO                                                    5.00%       2/1/2018(1)    3,765       3,834
Boston MA GO                                                    5.75%       2/1/2018       1,955       2,105
Boston MA Water & Sewer Comm. Rev.                              5.75%      11/1/2013         540         599
Chelsea MA GO                                                   5.50%      6/15/2009(2)       90         100
Dudley Charlton MA Regional School Dist. GO                    5.125%      6/15/2014(3)    2,305       2,460
Fall River MA GO                                                5.00%       6/1/2014(3)    3,215       3,367
Foxborough MA Stadium Infrastructure Improvement Rev.           5.75%       6/1/2025       2,500       2,629
Framingham MA Housing Auth. Mortgage Rev.                       6.20%      2/20/2021         900         983
Framingham MA Housing Auth. Mortgage Rev.                       6.35%      2/20/2032       2,000       2,181
Holyoke MA Gas & Electric Dept. Rev.                            5.00%      12/1/2021(1)    2,395       2,395
Lynn MA GO                                                      5.25%       6/1/2013(2)    1,530       1,634
Malden MA GO                                                    5.10%       8/1/2017(1)    2,765       2,837
Malden MA GO                                                    5.20%       8/1/2014(1)    2,700       2,826
Marlborough MA GO                                               6.75%      6/15/2008(3)    1,400       1,641
Mashpee MA GO                                                  5.125%       2/1/2011(1)    1,025       1,091
Mashpee MA GO                                                   5.35%       2/1/2012(1)    1,525       1,631
Massachusetts Bay Transp. Auth. Rev.                            5.25%       7/1/2030       7,710       7,710
Massachusetts Bay Transp. Auth. Rev.                           5.875%   3/1/2004(Prere.)   2,000      2,163
Massachusetts Bay Transp. Auth. Rev.                            7.00%       3/1/2009       2,000       2,363
Massachusetts Dev. Finance Agency Rev.
 (Mount Holyoke College)                                        5.25%       7/1/2031       4,000       4,000
Massachusetts Dev. Finance Agency Rev.
 (Smith College)                                                5.75%  7/1/2010(Prere.)    4,195       4,737

--------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
Massachusetts Tax-Exempt Fund                                  Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------------------
Massachusetts Dev. Finance Agency Rev.
 (Smith College) VRDO                                           1.25%       6/6/2002     $ 6,400     $ 6,400
Massachusetts Dev. Finance Agency Rev. (Suffolk Univ.)          5.85%       7/1/2029       2,000       1,991
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                                5.55%       7/1/2019       1,000         975
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                                5.65%       7/1/2029       1,500       1,432
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               4.55%       7/1/2009(2)    1,755       1,791
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               4.65%       7/1/2010(2)    1,315       1,342
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               5.00%       1/1/2013(2)    2,000       2,036
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               5.30%       1/1/2016(2)    3,000       3,047
Massachusetts Educ. Finance Auth. Educ. Loan Rev.               6.05%      12/1/2017(1)    3,000       3,216
Massachusetts GAN                                              5.125%     12/15/2010       1,480       1,584
Massachusetts GAN                                              5.125%     12/15/2012       1,750       1,849
Massachusetts GAN                                               5.75%     12/15/2010       3,000       3,370
Massachusetts GO                                                4.75%      12/1/2010       5,000       5,257
Massachusetts GO                                                5.25%       9/1/2008       1,850       2,014
Massachusetts GO                                                5.25%       8/1/2018       1,195       1,266
Massachusetts GO                                                5.50% 7/1/2005(2)(Prere.)  3,500       3,818
Massachusetts GO                                               5.625%  6/1/2010(Prere.)    1,450       1,616
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Baystate Medical Center)                                      5.75%       7/1/2033*      3,500       3,475
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Berklee College of Music)                                     5.00%      10/1/2017(1)    1,250       1,272
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Boston Medical Center)                                        5.00%       7/1/2019(1)       50          49
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)                             5.625%       7/1/2020       2,250       2,077
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)                              5.70%       7/1/2015       6,165       6,073
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)                              6.75%       7/1/2016       2,000       2,103
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Dana Farber Cancer Project)                                   6.25%      12/1/2022       3,850       3,960
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.)                                                5.50%      1/15/2011       4,230       4,672
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.) VRDO                                           1.35%       6/5/2002       3,740       3,740
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Lahey Clinic Medical Center)                                 5.375%       7/1/2023(1)    3,500       3,507
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Lahey Clinic Medical Center)                                  7.85%       7/1/2003(1)      360         382
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Massachusetts General Hosp.)                                  6.25%       7/1/2012(2)      500         572
Massachusetts Health & Educ. Fac. Auth. Rev. (Milton Hosp.)     5.50%       7/1/2010       1,200       1,254
Massachusetts Health & Educ. Fac. Auth. Rev. (Milton Hosp.)     5.50%       7/1/2016       3,435       3,441
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)              5.50%       7/1/2032       3,000       3,181
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT) VRDO         1.10%       6/6/2002       5,700       5,700
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT) VRDO         1.15%       6/6/2002         500         500
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2003(4)       80          83

--------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
                                                               Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2011     $ 2,080     $ 2,164
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2012       2,850       2,941
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2014       1,000       1,016
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2015       3,000       3,028
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2015(1)      390         400
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                  5.375%       7/1/2024(1)    1,640       1,645
Massachusetts Health & Educ. Fac. Auth. Rev. (Tufts Univ.)      5.25%      2/15/2030       4,000       4,011
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                                      5.125%      10/1/2027(3)*   1,850       1,827
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                                      5.125%      10/1/2034(3)*   2,500       2,447
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                                      5.875%      10/1/2029(3)    4,000       4,261
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial)                              5.25%       7/1/2014(2)    1,000       1,038
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Car
  Inc.)                                                        6.625%       7/1/2032       1,000       1,000
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care
  Inc.)                                                         6.50%       7/1/2021       7,000       7,012
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts/Worcester)                            5.125%      10/1/2023(3)    1,000         995
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts/Worcester)                             5.25%      10/1/2031(1)    3,000       2,995
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Wellesley College)                                           5.125%       7/1/2039       4,000       3,896
Massachusetts Housing Finance Agency Housing Rev.               5.70%       7/1/2020(2)    1,500       1,537
Massachusetts Housing Finance Agency Housing Rev.               5.80%       7/1/2030(2)    1,500       1,528
Massachusetts Housing Finance Agency Housing Rev.
 (Rental Housing)                                               5.55%       7/1/2032(4)    1,500       1,508
Massachusetts Housing Finance Agency Rev. (Housing Dev.)        5.05%       6/1/2010(1)    1,000       1,036
Massachusetts Housing Finance Agency Rev. (Housing Dev.)        5.15%      12/1/2011(1)    1,615       1,665
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                                     5.15%      12/1/2012(2)    3,070       3,155
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                                     5.65%       6/1/2031(4)    2,310       2,332
Massachusetts Ind. Finance Agency Resource Recovery Rev.
 (Refusetech Inc.)                                              6.15%       7/1/2002         480         481
Massachusetts Ind. Finance Agency Resource Recovery Rev.
 (Refusetech Inc.)                                              6.30%       7/1/2005       6,500       6,797
Massachusetts Ind. Finance Agency Rev. (Babson College)        5.375%      10/1/2017       1,000       1,021
Massachusetts Ind. Finance Agency Rev.
 (BioMed Research Corp.)                                        0.00%       8/1/2004         520         492
Massachusetts Ind. Finance Agency Rev.
 (College of the Holy Cross)                                    5.50%       3/1/2016(1)    1,000       1,045
Massachusetts Ind. Finance Agency Rev. (Tufts Univ.)            4.75%      2/15/2028(1)    4,000       3,694

--------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
Massachusetts Tax-Exempt Fund                                  Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------------------
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              5.00%       7/1/2010(2)  $ 1,250     $ 1,338
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              5.25%       7/1/2016(1)    4,500       4,674
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              6.75%  7/1/2002(Prere.)    1,570       1,608
Massachusetts Port Auth. Rev.                                   5.00%       7/1/2027(1)    2,000       1,926
Massachusetts Port Auth. Rev.                                   5.25%       7/1/2008       1,325       1,405
Massachusetts Port Auth. Rev.                                   5.25%       7/1/2008(4)    2,000       2,128
Massachusetts Port Auth. Rev.                                   5.25%       7/1/2013(1)    2,260       2,327
Massachusetts Port Auth. Rev.                                  5.375%       7/1/2018       2,000       2,018
Massachusetts Port Auth. Rev.                                   5.50%       7/1/2009(4)    2,000       2,151
Massachusetts Port Auth. Rev.                                   5.75%       7/1/2010       1,000       1,088
Massachusetts Port Auth. Rev.                                   5.75%       7/1/2019       1,000       1,015
Massachusetts Port Auth. Rev. (United Airlines) PUT             5.75%      10/1/2007       4,450       2,450
Massachusetts Port Auth. Rev. (US Airways)                      5.25%       9/1/2011(1)    1,480       1,554
Massachusetts Port Auth. Rev. (US Airways)                      5.25%       9/1/2012(1)    1,535       1,600
Massachusetts Port Auth. Rev. (US Airways)                      5.25%       9/1/2013(1)    1,610       1,664
Massachusetts Special Obligation Rev.                           5.50%       6/1/2010(2)    3,150       3,470
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)       0.00%       1/1/2020(1)    3,000       1,206
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)       0.00%       1/1/2028(1)    2,000         507
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)       5.00%       1/1/2037(1)    6,500       6,104
Massachusetts Water Pollution Abatement Trust                  5.375%       8/1/2027       4,000       4,051
Massachusetts Water Pollution Abatement Trust                   5.50%       8/1/2029       1,000       1,025
Massachusetts Water Pollution Abatement Trust                   5.75%       8/1/2029       3,105       3,249
Massachusetts Water Resources Auth. Rev.                        4.00%      12/1/2018(1)    7,000       6,184
Massachusetts Water Resources Auth. Rev.                        5.50%      7/15/2002(Prere.)  80          80
Massachusetts Water Resources Auth. Rev.                        5.50%   11/1/2006(3)(Prere.) 120         133
Massachusetts Water Resources Auth. Rev.                        5.50%       8/1/2014(4)    3,250       3,574
Massachusetts Water Resources Auth. Rev.                        6.00%      12/1/2011(3)    4,120       4,717
Massachusetts Water Resources Auth. Rev. VRDO                   1.30%       6/5/2002(3)      400         400
Massachusetts Water Resources Auth. Rev. VRDO                   1.40%       6/5/2002(3)    3,400       3,400
Narragansett MA Regional School Dist. GO                        6.50%       6/1/2013(2)    1,210       1,411
Quabog MA Regional School Dist. GO                              5.50%       6/1/2018(4)    1,355       1,440
Quabog MA Regional School Dist. GO                              5.50%       6/1/2019(4)    1,355       1,433
Rail Connections Inc. Massachusetts Rev.                        5.25%       7/1/2008         705         769
Rail Connections Inc. Massachusetts Rev.                        5.30%       7/1/2009         340         372
Rail Connections Inc. Massachusetts Rev.                        5.40%       7/1/2009(Prere.) 520         581
Rail Connections Inc. Massachusetts Rev.                        5.50%      7/1/2009(Prere.)1,175       1,319
Rail Connections Inc. Massachusetts Rev.                        6.00%      7/1/2009(Prere.)1,600       1,845
Route 3 Massachusetts Transp. Improvement Assoc.               5.375% 6/15/2010(1)(Prere.) 2,500       2,740
Shrewsbury MA GO                                                5.00%      8/15/2018       3,185       3,251
Shrewsbury MA GO                                                5.00%      8/15/2019       1,000       1,015
Tantasqua MA Regional School Dist. GO                          5.125%      8/15/2015(4)    2,575       2,706
Univ. of Massachusetts Building Auth. Refunding Rev.           6.875%       5/1/2014       1,000       1,220
Univ. of Massachusetts Building Auth. Rev.                     5.125%      11/1/2019       1,135       1,152
Univ. of Massachusetts Building Auth. Rev.                      5.50%      11/1/2015(2)    2,600       2,784
Univ. of Massachusetts Building Auth. Rev.                      5.50%      11/1/2018(2)    2,400       2,524
Westfield MA GO                                                 5.00%       5/1/2020(3)    1,715       1,726
Worcester MA GO                                                 5.25%      8/15/2021(3)    1,500       1,522
Worcester MA GO                                                 5.50%      8/15/2014(3)    1,445       1,564
Worcester MA GO                                                 5.50%      8/15/2015(3)    1,190       1,281

--------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
                                                               Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------------------------------------
Worcester MA GO                                                5.625%      8/15/2016(4)    1,640     $ 1,773
Worcester MA GO                                                 5.75%       4/1/2015(4)    1,000       1,094
OUTSIDE MASSACHUSETTS:
Puerto Rico GO                                                  5.50%       7/1/2019(2)    2,500       2,736
Puerto Rico Govt. Dev. Bank VRDO                                1.00%       6/5/2002(1)      200         200
Puerto Rico Highway & Transp. Auth. Transp. Rev. VRDO           1.30%       6/5/2002(2)      100         100
Puerto Rico Housing Finance Corp. Home Mortgage Rev.            5.30%      12/1/2028       2,500       2,473
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.              5.25%       7/1/2036       1,500       1,484
Puerto Rico Public Finance Corp.                                5.50%       8/1/2029       5,180       5,269
--------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $327,132)                                                                                     334,903
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                  10,209
Payables for Investment Securities Purchased                                                         (11,637)
Other Liabilities                                                                                       (973)
                                                                                              ----------------
                                                                                                      (2,401)
                                                                                              ----------------
--------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------
Applicable to 33,354,218 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                          $332,502
==============================================================================================================
NET ASSET VALUE PER SHARE                                                                              $9.97
==============================================================================================================
*See Note A in Notes to Financial Statements.
*Security  purchased on a when-issued  or delayed  delivery  basis for which the fund has not taken delivery as of May 31, 2002.
For key to abbreviations and other references, see below.

--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                Amount             Per
                                                 (000)           Share
--------------------------------------------------------------------------------
Paid-in Capital                               $326,147           $9.78
Undistributed Net Investment Income                --               --
Accumulated Net Realized Losses                (1,416)           (.04)
Unrealized Appreciation--Note F                  7,771             .23
--------------------------------------------------------------------------------
NET ASSETS                                    $332,502           $9.97
================================================================================

Key to Abbreviations
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
PUT--Put Option Obligation.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.
Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

Statement of Operations

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                   Massachusetts Tax-Exempt Fund
                                                   Six Months Ended May 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                               $ 7,370
--------------------------------------------------------------------------------
  Total Income                                                            7,370
--------------------------------------------------------------------------------
Expenses
 The Vanguard Group--Note B
  Investment Advisory Services                                               16
  Management and Administrative                                             151
  Marketing and Distribution                                                 31
 Custodian Fees                                                               4
 Auditing Fees                                                                6
 Shareholders' Reports                                                        5
--------------------------------------------------------------------------------
  Total Expenses                                                            213
  Expenses Paid Indirectly--Note C                                          (24)
--------------------------------------------------------------------------------
  Net Expenses                                                              189
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,181
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                                 154
 Futures Contracts                                                         (451)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   (297)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                      512
 Futures Contracts                                                         (160)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            352
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $7,236
================================================================================

Statement of Changes in Net Assets

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                         MASSACHUSETTS TAX-EXEMPT FUND
                                   ---------------------------------------
                                     Six Months                     Year
                                          Ended                    Ended
                                   May 31, 2002            Nov. 30, 2001
                                          (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                  $ 7,181                 $ 11,569
 Realized Net Gain (Loss)                  (297)                     850
 Change in Unrealized Appreciation
  (Depreciation)                            352                    6,228
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                        7,236                   18,647
--------------------------------------------------------------------------------
Distributions
 Net Investment Income                   (7,181)                 (11,569)
 Realized Capital Gain                       --                       --
--------------------------------------------------------------------------------
  Total Distributions                    (7,181)                 (11,569)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                  79,299                  149,179
 Issued in Lieu of Cash Distributions     5,212                    8,670
 Redeemed                               (45,980)                 (54,110)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                    38,531                  103,739
--------------------------------------------------------------------------------
 Total Increase (Decrease)               38,586                  110,817
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                    293,916                  183,099
--------------------------------------------------------------------------------
 End of Period                         $332,502                 $293,916
================================================================================
1Shares Issued (Redeemed)
 Issued                                   8,012                   14,957
 Issued in Lieu of Cash Distributions       526                      889
 Redeemed                                (4,656)                  (5,419)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares
   Outstanding                            3,882                   10,427
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------
MASSACHUSETTS TAX-EXEMPT FUND
                                                           Six Months             Year Ended   Dec. 9, 1998*
                                                                Ended               Nov. 30,     to Nov. 30,
For a Share Outstanding Throughout Each Period           May 31, 2002           2001       2000        1999
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $9.97          $9.60       $9.25      $10.00
Investment Operations
Net Investment Income                                            .234           .476        .479        .420
Net Realized and Unrealized Gain (Loss) on Investments             --           .370        .350       (.750)

Total from Investment Operations                                 .234           .846        .829       (.330)

Distributions
Dividends from Net Investment Income                            (.234)         (.476)      (.479)      (.420)
Distributions from Realized Capital Gains                          --             --          --          --
Total Distributions                                             (.234)         (.476)      (.479)      (.420)
Net Asset Value, End of Period                                  $9.97          $9.97       $9.60      $ 9.25
Total Return                                                    2.38%          8.93%       9.25%      -3.38%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                             $333           $294        $183        $114
Ratio of Total Expenses to Average Net Assets                   0.14%**        0.16%       0.19%       0.20%**
Ratio of Net Investment Income to Average Net Assets            4.73%**        4.77%       5.15%       4.57%**
Portfolio Turnover Rate                                           20%**          26%         34%         39%
============================================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the fund had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 0.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2002, these arrangements reduced management and administrative expenses by $21,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

D. During the six months ended May 31, 2002, the fund purchased $71,633,000 of investment securities and sold $28,424,000 of investment securities, other than temporary cash investments. E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $176,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2001, the fund had available a capital loss carryforward of $784,000 to offset future net capital gains through November 30, 2008.

F. At May 31, 2002, net unrealized appreciation of investment securities for federal income tax purposes was $7,595,000, consisting of unrealized gains of $10,113,000 on securities that had risen in value since their purchase and $2,518,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES(Year Elected)

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. GREGORY BARTON, Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive, 1974-1996.

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Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

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1-800-662-2739

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1-800-523-1036

Text Telephone
1-800-952-3335

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1682 072002